OTHER FINANCE EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
SCHEDULE OF OTHER FINANCE EXPENSES (INCOME), NET

	Year ended December 31
	2024	2023	2022
	U.S. dollars in thousands
Interest on deposits	(205)	(265)	(108)
Foreign exchange losses (gain), net	323	(206)	(279)
Fair value adjustments of warrants liability	25	-	-
SEPA set up fees	100	-	-
Bank fees	15	15	10
Other	25	-	-
	283	(456)	(377)